                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re:  Beyond.com Corporation                        CASE NO.  02-50441
                                                               -----------

                                                      CHAPTER 11

                                                      MONTHLY OPERATING REPORT
                                                      (GENERAL BUSINESS CASE)

--------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS


          MONTH ENDED: Feb-02                         PETITION DATE: 01/24/02
                      ---------                                     ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ________ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1
                                                    --


                                                                             END OF           END OF               AS OF
2.  ASSET AND LIABILITY STRUCTURE                                        CURRENT MONTH      PRIOR MONTH        PETITION FILING
                                                                        ---------------    -------------      ----------------
    a.  Current Assets                                                    $33,232,833
                                                                        --------------     -------------
    b.  Total Assets                                                      $38,294,490
                                                                        --------------     -------------      -------------------
    c.  Current Liabilities                                               $23,770,304
                                                                        --------------     -------------
    d.  Total Liabilities                                                 $64,686,928
                                                                        --------------     -------------      -------------------

                                                                                                                  CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                CURRENT MONTH       PRIOR MONTH         (CASE TO DATE)
                                                                        -------------      -------------      ------------------
    a.  Total Receipts                                                     $2,098,461                                         $0
                                                                        --------------     -------------      -------------------
    b.  Total Disbursements                                                $2,985,249                                         $0
                                                                        --------------     -------------      -------------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          ($886,788)               $0                       $0
                                                                        --------------     -------------      -------------------
    d.  Cash Balance Beginning of Month                                    $5,180,090                                         $0
                                                                        --------------     -------------      -------------------
    e.  Cash Balance End of Month (c + d)                                  $4,293,302                $0                       $0
                                                                        --------------     -------------      -------------------
                                                                                                                  CUMULATIVE
                                                                         CURRENT MONTH      PRIOR MONTH         (CASE TO DATE)
                                                                        -------------       ------------      ------------------

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        ($2,174,264)
                                                                        --------------     -------------      -------------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                            $5,157,448
                                                                        --------------     -------------
6.  POST-PETITION LIABILITIES                                             $23,770,304
                                                                        --------------     -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                         $0
                                                                        --------------     -------------


AT THE END OF THIS REPORTING MONTH:                                                                  YES             NO
                                                                                                   -------          ------
8.  Have any payments been made on pre-petition debt, other than payments in the normal               x
    course to secured creditors or lessors? (if yes, attach listing including date of              -------          ------
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                           x
    payment, amount of payment and name of payee)                                                  --------         -------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                     x
                                                                                                   --------         -------
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,             x
    attach listing including date of payment, amount and reason for payment, and name of payee)    --------         -------

12. Is the estate insured for replacement cost of assets and for general liability?                   x
                                                                                                   --------         -------
13. Are a plan and disclosure statement on file?                                                                       x
                                                                                                   --------         -------
14. Was there any post-petition borrowing during this reporting period?                                                x
                                                                                                   --------         -------
15. Check if paid: Post-petition taxes    x    ;     U.S. Trustee Quarterly Fees
                                        -------                                  --------
    Check if filing is current for: Post-petition tax reporting and tax returns:    x
                                                                                 --------
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
    Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  3/20/2002 16:00                                    /s/ John P. Barratt
      ------------------                                 ----------------------
                                                         Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 2/28/2002
                                              ----------

                                                                  FROM SCHEDULES          MARKET VALUE
                                                                  --------------          ------------
   ASSETS

        CURRENT ASSETS

 1          Cash and cash equivalents - unrestricted                                        $1,943,302
                                                                                          -------------
 2          Cash and cash equivalents - restricted                                          $2,350,000
                                                                                          -------------
 3          Accounts receivable (net)                                     A                 $5,157,448
                                                                                          -------------
 4          Inventory                                                     B                   $989,171
                                                                                          -------------
 5          Prepaid expenses                                                                $1,816,771
                                                                                          -------------
 6          Professional retainers                                                                  $0
                                                                                          -------------
 7          Other:  Deposits                                                                 $1,230,158
                  -------------------------------------                                   -------------
                    Deferred Cost of Goods Sold                                             $19,745,983
 8          -------------------------------------------                                   -------------

                                                                                          -------------
 9      TOTAL CURRENT ASSETS                                                               $33,232,833
                                                                                          -------------

        PROPERTY AND EQUIPMENT (MARKET VALUE)

10          Real property                                                 C                         $0
                                                                                          -------------
11          Machinery and equipment                                       D                 $4,050,125
                                                                                          -------------
12          Furniture and fixtures                                        D                    $70,804
                                                                                          -------------
13          Office equipment                                              D                    $76,450
                                                                                          -------------
14          Leasehold improvements                                        D                    $67,000
                                                                                          -------------
15          Vehicles                                                      D                    $14,100
                                                                                          -------------
16          Other - Computer Software                                     D                         $0
                                                                                          -------------
17                                                                        D
            ---------------------------------------------------                           -------------
18                                                                        D
            ---------------------------------------------------                           -------------
19                                                                        D
            ---------------------------------------------------                           -------------
20                                                                        D
            ---------------------------------------------------                           -------------

                                                                                          -------------
21      TOTAL PROPERTY AND EQUIPMENT                                                        $4,278,479
                                                                                          -------------

        OTHER ASSETS

22          Loans to shareholders                                                                   $0
                                                                                          -------------
23          Loans to affiliates                                                                     $0
                                                                                          -------------
24          Non-current deposits                                                              $783,178
            ---------------------------------------------------                           -------------
25
            ---------------------------------------------------                           -------------
26
            ---------------------------------------------------                           -------------
27
            ---------------------------------------------------                           -------------

                                                                                          -------------
28      TOTAL OTHER ASSETS                                                                    $783,178
                                                                                          -------------

                                                                                          -------------
29      TOTAL ASSETS                                                                       $38,294,490
                                                                                          =============


NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


   LIABILITIES FROM SCHEDULES

   POST-PETITION

        CURRENT LIABILITIES

30          Salaries and wages                                                                                           $0
                                                                                                              --------------
31          Payroll taxes                                                                                                $0
                                                                                                              --------------
32          Real and personal property taxes                                                                             $0
                                                                                                              --------------
33          Income taxes                                                                                                 $0
                                                                                                              --------------
34          Sales taxes                                                                                              $7,805
                                                                                                              --------------
35          Notes payable (short term)                                                                                   $0
                                                                                                              --------------
36          Accounts payable (trade)                                                         A                   $1,800,161
                                                                                                              --------------
37          Real property lease arrearage                                                                           $25,207
                                                                                                              --------------
38          Personal property lease arrearage                                                                            $0
                                                                                                              --------------
39          Accrued professional fees                                                                                    $0
                                                                                                              --------------
40          Current portion of long-term post-petition debt (due within 12 months)                                       $0
                                                                                                              --------------
41          Other: Accrued employee expenses                                                                        $330,083
                   ----------------------------------------------------------------                           --------------
42          Accrued interest expense                                                                               $255,980
            -----------------------------------------------------------------------                           --------------
43          Deferred revenue                                                                                    $21,351,068
            -----------------------------------------------------------------------                           --------------

                                                                                                              --------------
44      TOTAL CURRENT LIABILITIES                                                                               $23,770,304
                                                                                                              --------------

                                                                                                              --------------
45          Long-Term Post-Petition Debt, Net of Current Portion                                                         $0
                                                                                                              --------------

                                                                                                              --------------
46      TOTAL POST-PETITION LIABILITIES                                                                         $23,770,304
                                                                                                              --------------

        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47          Secured claims                                                                   F                      $47,549
                                                                                                              --------------
48          Priority unsecured claims                                                        F                           $0
                                                                                                              --------------
49          General unsecured claims                                                         F                  $40,869,075
                                                                                                              --------------

                                                                                                              --------------
50      TOTAL PRE-PETITION LIABILITIES                                                                          $40,916,624
                                                                                                              --------------

                                                                                                              --------------
51      TOTAL LIABILITIES                                                                                       $64,686,928
                                                                                                              --------------

   EQUITY (DEFICIT)

52          Retained Earnings/(Deficit) at time of filing                                                     ($319,081,002)
                                                                                                              --------------
53          Capital Stock                                                                                      $303,488,282
                                                                                                              --------------
54          Additional paid-in capital                                                                                   $0
                                                                                                              --------------
55          Cumulative profit/(loss) since filing of case                                                       ($2,174,264)
                                                                                                              --------------
56          Post-petition contributions/(distributions) or (draws)                                                       $0
                                                                                                              --------------
57
            -----------------------------------------------------------------------                           --------------
58          Market value adjustment                                                                             ($8,625,454)
                                                                                                              --------------

                                                                                                              --------------
59      TOTAL EQUITY (DEFICIT)                                                                                 ($26,392,438)
                                                                                                              --------------

                                                                                                              --------------
60      TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                  $38,294,490
                                                                                                              ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                   ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE              PAST DUE
                                                 [PRE AND POST PETITION]      [POST PETITION]          POST PETITION DEBT
                                                 -----------------------      ---------------          ------------------
RECEIVABLES AND PAYABLES AGINGS

        0 -30 Days                                            $2,475,942               $1,800,161
                                                 ------------------------     --------------------
        31-60 Days                                               $16,886
                                                 ------------------------     --------------------
        61-90 Days                                              $724,012                                                $0
                                                 ------------------------     --------------------        ----------------
        91+ Days                                              $2,285,406
                                                 ------------------------     --------------------
        Total accounts receivable/payable                     $5,502,246               $1,800,161
                                                 ------------------------     ====================
        Allowance for doubtful accounts                         $344,798
                                                 ------------------------
        Accounts receivable (net)                             $5,157,448
                                                 ========================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)

                                                     INVENTORY(IES)
                                                      BALANCE AT
                                                      END OF MONTH
                                                      ------------
        Retail/Restaurants -
          Product for resale
                                                      -----------

        Distribution -
          Products for resale                           $989,171
                                                      -----------
        Manufacturer -
          Raw Materials
                                                      -----------
          Work-in-progress

                                                      -----------
          Finished goods

                                                      -----------
        Other - Explain
                                                      -----------
        ----------------------------

        ----------------------------
        TOTAL                                           $989,171
                                                      ===========


COST OF GOODS SOLD

Inventory Beginning of Month                                                    $ 1,023,336.00
                                                                                ---------------
Add -
  Net purchase                                                                  $ 2,182,673.00
                                                                                ---------------
  Direct labor
                                                                                ---------------
  Manufacturing overhead
                                                                                ---------------
  Freight in
                                                                                ---------------
  Other:
                                                                                ---------------
Deferred COGS                                                                   $ 3,759,498.00
---------------------------------------------------------                       ---------------
Misc Charges (i.e. fulfillment costs, credit card fees)                           $ 154,024.00
---------------------------------------------------------                       ---------------

Less -
  Inventory End of Month                                                          $ 989,171.00
                                                                                ---------------
  Shrinkage
                                                                                ---------------
  Personal Use
                                                                                ---------------
COST OF GOODS SOLD                                                              $ 6,130,360.00
                                                                                ===============


                           METHOD OF INVENTORY CONTROL

        Do you have a functioning perpetual inventory system?
        Yes   x             No
            -------            ----

        How often do you take a complete physical inventory?

          Weekly
                                    --------------
          Monthly
                                    --------------
          Quarterly
                                    --------------
          Semi-annually
                                    --------------
          Annually                         x
                                    --------------

Date of last physical inventory was   11/30/2001 0:00
                                    -----------------

Date of next physical inventory is
                                    -----------------

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -
    FIFO cost
                                       ------
    LIFO cost
                                       ------
    Lower of cost or market
                                       ------
    Retail method
                                       ------
    Other                                x
                                       ------
     Explain

Perpetual
-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


DESCRIPTION                                                                                COST            MARKET VALUE
-----------                                                                            ------------        ------------
        -----------------------------------------------------------------------        ------------        -----------

        -----------------------------------------------------------------------        ------------        -----------

        -----------------------------------------------------------------------        ------------        -----------

        -----------------------------------------------------------------------        ------------        -----------

        -----------------------------------------------------------------------        ------------        -----------

        -----------------------------------------------------------------------        ------------        -----------
        TOTAL                                                                                   $0                 $0
                                                                                       ============        ===========

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                                COST            MARKET VALUE
-----------                                                                            -------------       ------------
MACHINERY & EQUIPMENT -
        Computers, Laptops, Servers, Dataports, Routers                                  $11,436,212         $4,050,125
        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------
        TOTAL                                                                            $11,436,212         $4,050,125
                                                                                       ==============     ==============

FURNITURE & FIXTURES -

        Cubicles, Workstations, Chairs, Tables                                            $1,237,837            $70,804
        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------
        TOTAL                                                                             $1,237,837            $70,804
                                                                                       ==============     ==============

OFFICE EQUIPMENT -

        Phone Systems, Fax Machines                                                         $399,374            $76,450
        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------
        TOTAL                                                                               $399,374            $76,450
                                                                                       ==============     ==============

LEASEHOLD IMPROVEMENTS -

        Security Systems, Repairs, Sign, Electrical Services                                $939,792            $67,000
        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------
        TOTAL                                                                               $939,792            $67,000
                                                                                       ==============     ==============

VEHICLES -

        Ford Van                                                                             $29,006            $14,100
        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------
        TOTAL                                                                                $29,006            $14,100
                                                                                       ==============     ==============

COMPUTER SOFTWARE - OTHER -

        Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                                $4,416,137                 $0
        -----------------------------------------------------------------------        --------------     --------------
        Construction in Progress  - Enterprise License Maint Agreement, SAP               $3,098,668                 $0
        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------

        -----------------------------------------------------------------------        --------------     --------------
        TOTAL                                                                             $7,514,805                 $0
                                                                                       ==============     ==============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                                  0-30 DAYS       31-60 DAYS     61-90 DAYS       91+ DAYS           TOTAL
                                                -------------    ------------    ------------   -------------     ------------
TAXES PAYABLE
FEDERAL

          Income Tax Withholding                          $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          FICA - Employee                                 $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          FICA - Employer                                 $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Unemployment (FUTA)                             $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Income                                          $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Other (Attach List)                             $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
TOTAL FEDERAL TAXES                                       $0              $0              $0              $0               $0
                                                -------------    ------------    ------------   -------------     ------------
STATE AND LOCAL

          Income Tax Withholding                          $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Unemployment (UT)                               $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Disability Insurance (DI)                       $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Empl. Training Tax (ETT)                        $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Sales                                       $7,805                                                           $7,805
                                                -------------    ------------    ------------   -------------     ------------
          Excise                                          $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Real property                                   $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Personal property                               $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Income                                          $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
          Other (Attach List)                             $0                                                               $0
                                                -------------    ------------    ------------   -------------     ------------
TOTAL STATE & LOCAL TAXES                             $7,805              $0              $0              $0           $7,805
                                                -------------    ------------    ------------   -------------     ------------
TOTAL TAXES                                           $7,805              $0              $0              $0           $7,805
                                                =============    ============    ============   =============     ============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -           CLAIMED                  ALLOWED
                                                       AMOUNT                  AMOUNT(b)
                                                   ------------             --------------
  Secured claims(a)                                    $47,549                    $47,549
                                                   ------------             --------------
  Priority claims other than taxes                          $0                         $0
                                                   ------------             --------------
  Priority tax claims                                       $0                         $0
                                                   ------------             --------------
  General unsecured claims                         $40,869,075                $40,869,075
                                                   ------------             --------------

(a)    List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                             ACCOUNT 1            ACCOUNT 2                 ACCOUNT 3           ACCOUNT 4
                                             ---------            ---------                 ---------           ---------
Bank                                      Merrill Lynch        Merrill Lynch             ABN Amro - Euro     ABN Amro - Pound
                                          ------------------   ----------------------    ------------------ ------------------
Account Type                              Checking             Checking                  Checking            Checking
                                          ------------------   ----------------------    ------------------  -----------------
Account No.                               881-07A44            881-07A45                 004514670220        40042375
                                          ------------------   ----------------------    ------------------  -----------------
Account Purpose                           Depository           Depository                Depository          Depository
                                          ------------------   ----------------------    ------------------  -----------------
Balance, End of Month                          $769,949            $857,616                    $97,963             $86,979
                                          ------------------   ----------------------    ------------------  -----------------
Total Funds on Hand for all Accounts         $4,293,303
                                          ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                        ACCOUNT 5              ACCOUNT 6              ACCOUNT 7           ACCOUNT 8
                                    ------------------   ----------------------    ------------------  -----------------
Bank                                ABN Amro - CAD       ABN Amro - USD                Scotia Bank     Wells Fargo Concentration
                                    ------------------   ----------------------    ------------------  -------------------------
Account Type                        Checking             Checking                      Checking        Checking
                                    ------------------   ----------------------    ------------------  -----------------
Account No.                         460131877591         451046702241                   800021021818   4761063908
                                    ------------------   ----------------------    ------------------  -----------------
Account Purpose                     Depository           Depository                    Depository      Operating
                                    ------------------   ----------------------    ------------------  -----------------
Balance, End of Month                          $80,166                   $5,278               $30,920           $524,302
                                    ------------------   ----------------------    ------------------  -----------------

                                        ACCOUNT 9              ACCOUNT 10              ACCOUNT 11          ACCOUNT 12
                                    ------------------   ----------------------    ------------------  -----------------

Bank                                Wells Fargo Payroll  Wells Fargo AP            Wells Fargo Secured   Merrill Lynch Trust Fund
                                    ------------------   ----------------------    ------------------    ------------------------
Account Type                        Checking             Checking                  Checking              Checking
                                    ------------------   ----------------------    ------------------    -----------------
Account No.                         4761063924           4174685024
                                    ------------------   ----------------------    ------------------    -----------------
Account Purpose                     Payroll              Accounts Payable          Depository            Depository
                                    ------------------   ----------------------    ------------------    -----------------
Balance, End of Month                        ($71,728)                ($440,329)              $50,000           $2,300,000
                                    ------------------   ----------------------    ------------------    -----------------

                                       ACCOUNT 13
                                    ------------------

Bank                                Petty Cash
                                    ------------------
Account Type                        Cash
                                    ------------------
Account No.
                                    ------------------
Account Purpose                     Cash
                                    ------------------
Balance, End of Month                           $2,187
                                    ------------------